John Hancock
Fundamental Global Franchise Fund
Quarterly portfolio holdings 11/30/2020

Fund’s investments
As of 11-30-20 (unaudited)
	Shares	Value
Common stocks 98.2%		$448,190,377
(Cost $336,293,361)
Belgium 7.5%		34,253,059
Anheuser-Busch InBev SA/NV	513,821	34,253,059
France 9.5%		43,457,765
Danone SA	485,374	31,299,456
Sodexo SA	147,279	12,158,309
Italy 8.0%		36,486,865
Ferrari NV	107,219	22,635,003
Salvatore Ferragamo SpA (A)	769,810	13,851,862
Japan 1.5%		6,770,162
Asics Corp.	376,700	6,770,162
Netherlands 10.5%		47,867,996
EXOR NV	193,968	13,567,916
Heineken Holding NV	372,291	34,300,080
Switzerland 6.3%		28,783,535
Cie Financiere Richemont SA, A Shares	267,437	22,338,209
Dufry AG (A)	115,003	6,445,326
United Kingdom 3.9%		17,791,566
Associated British Foods PLC	333,029	9,288,034
Diageo PLC	220,893	8,503,532
United States 51.0%		232,779,429
Alexion Pharmaceuticals, Inc. (A)	40,129	4,900,152
Alnylam Pharmaceuticals, Inc. (A)	54,965	7,140,503
Amazon.com, Inc. (A)	9,377	29,706,711
American Tower Corp.	31,348	7,247,658
Berkshire Hathaway, Inc., Class B (A)	126,922	29,053,715
CarGurus, Inc. (A)	237,634	5,952,732
Comcast Corp., Class A	288,619	14,500,219
Dollar Tree, Inc. (A)	49,120	5,365,869
eBay, Inc.	634,393	31,992,439
Fox Corp., Class A	258,967	7,468,608
Gilead Sciences, Inc.	84,766	5,142,753
HCA Healthcare, Inc.	40,296	6,048,833
Liberty Media Corp.-Liberty Formula One, Series A (A)	373,316	14,122,544
Liberty Media Corp.-Liberty Formula One, Series C (A)	350,993	14,664,488
Oracle Corp.	155,219	8,959,241
Post Holdings, Inc. (A)	151,983	14,356,314
The Hain Celestial Group, Inc. (A)	204,494	7,873,019

UnitedHealth Group, Inc.	35,327	11,881,883
Walmart, Inc.	41,899	6,401,748
Warrants 0.0%		$117,838
(Cost $0)
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (A)	594,918	117,838

2	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

	Yield (%)	Shares	Value
Short-term investments 1.3%			$5,858,880
(Cost $5,858,880)
Short-term funds 1.3%			5,858,880
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	0.0243(B)	5,858,880	5,858,880

Total investments (Cost $342,152,241) 99.5%	$454,167,095
Other assets and liabilities, net 0.5%	2,166,449
Total net assets 100.0%	$456,333,544

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Currency Abbreviations
CHF	Swiss Franc

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 11-30-20.
The fund had the following sector composition as a percentage of net assets on 11-30-20:
Consumer discretionary	33.2%
Consumer staples	31.9%
Communication services	12.4%
Financials	9.4%
Health care	7.7%
Information technology	2.0%
Real estate	1.6%
Short-term investments and other	1.8%
TOTAL	100.0%
SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	3

Notes to Fund's investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of November 30, 2020, by major security category or type:
	Total value at 11-30-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs

Investments in securities:
Assets
Common stocks
Belgium	$34,253,059	—	$34,253,059	—
France	43,457,765	—	43,457,765	—
Italy	36,486,865	$22,635,003	13,851,862	—
Japan	6,770,162	—	6,770,162	—
Netherlands	47,867,996	—	47,867,996	—
Switzerland	28,783,535	—	28,783,535	—
United Kingdom	17,791,566	—	17,791,566	—
United States	232,779,429	232,779,429	—	—
Warrants	117,838	117,838	—	—
Short-term investments	5,858,880	5,858,880	—	—
Total investments in securities	$454,167,095	$261,391,150	$192,775,945	—
For additional information on the fund's significant accounting policies and risks, please refer to the fund's most recent semiannual or annual shareholder report and prospectus.
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